                                                             Exhibit (10)A.(ii)



                    AMENDMENT TO ASSET PURCHASE AGREEMENT

        THIS AMENDMENT TO ASSET PURCHASE AGREEMENT is entered into as of the 27th day of March, 1995, by and among United Jersey Bank (the "Bank"), PipAshely, Inc., Piphyde Park Limited, Pipco Windsong, Inc., Pipgate Mill Properties, Ltd., Pipco 121-123 Grand Avenue, Inc., Pipco Carlstadt, Inc., Pipco Norte, Inc., Pipco Mk, Inc., PIPCO Oakland, Inc., Pipco Parsippany, Inc., and PIPCO Spring Hill, Inc. (collectively, the "PIPCOs") and ANJ Portfolio, L.P. (the "Purchaser").

        WHEREAS, the Bank, the PIPCOs (exclusive of Pipco Spring Hill, Inc.) and ANJ Portfolio, L.L.C. entered into that certain Asset Purchase Agreement dated as of March 1, 1995 (the "Asset Purchase Agreement");

        WHEREAS, the Purchaser has succeeded to the interests of ANJ Portfolio, L.L.C. by virtue of that certain assignment of contract of even date herewith between ANJ Portfolio, L.L.C. and Purchaser;

        WHEREAS, Pipco Spring Hill, Inc. is the owner of the Aberdeen Pavilion (Petris) Asset;

        WHEREAS, the Bank, the PIPCOs and the Purchaser desire to memorialize certain agreements and to amend the Asset Purchase Agreement, contemporaneously with the Closing thereunder, in the manner set forth herein;

        NOW, THEREFORE, in consideration of the mutual promises herein set forth and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Bank, the PIPCOs and the Purchaser agree as follows:

        1. Corrections. The Parties acknowledge that:

              (a) the Schedule Price for the RAD Associates IV Note was inadvertently omitted from Schedule 1 to the Asset Purchase Agreement and that the Schedule Price $3,200,000.00 shall be deemed incorporated in said schedule;

              (b) the designation of "Performing Loans" was inadvertently omitted from the Asset Schedule and the designation of "Performing Loans" shall be incorporated in the Asset Schedules for Willow Land; Kramers; Princeton Gateway; RAD IV; Tinton Falls; Donato-Shrewsbury and Donato Corbett Way.

              (c) Schedule 1 for the Loan Asset designated as Fair Lawn Office Center incorrectly listed that Asset as an OREO Parcel and said Schedule 1 is deleted in its entirety and is replaced with Schedule 1 annexed hereto; and



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                (d)  Schedule 1 for each of the following Assets is deleted in its entirety and replaced with the replacement Schedule 1s annexed hereto: RAD IV, RCG Dover, Kramer, and Heathcote.

        2. Assets. (a) Purchaser has notified the Bank and the PIPCOs that it has determined not to acquire those additional Assets identified as "PT Associates" and "Route 23 Franklin" on Schedule 12 to the Asset Purchase Agreement.

                (b) Purchaser has elected to acquire "Aberdeen Pavilion (Petris)" and "Geller" and the same shall constitute Assets for all purposes of the Asset Purchase Agreement.

                (c) The parties hereby agree that Purchaser shall have an option to acquire the below named properties at any time prior to the respective dates set forth opposite same and on the terms and conditions of the Asset Purchase Agreement; provided, however that the provisions of Section 8.1 thereof shall apply during the option period without regard to the proviso appearing at the end of Section 8.1(a) thereof.

        DiSimone/Russo                   May 28, 1995
        Tinton Falls                     July 31, 1995
        West Front Street                May 28, 1995

                (d) Bank and Purchaser shall execute and deliver on the Closing Date the Participation Agreement annexed hereto as Exhibit A.

                (e) Bank shall procure for Purchaser, as soon as reasonably practicable and at its own cost and expense, a temporary Certificate of Occupancy for 25 Broad Street and a final Certificate of Occupancy for Aberdeen Pavilion (Petris).

        3. Fair Lawn Office Center. The Collateral Documents for the Loan designated as Fair Lawn Office Center contain cross collateralization and cross default provisions (the "Cross Provisions") relating to loans made by the Bank to Wayne Hills Office Center Associates, Garden State Land Company and Apple BGM Associates (the "Fairlawn Affiliates") and the loan documents for loans made to the Fairlawn Affiliates contain corresponding Cross Provisions. The Bank and Purchaser covenant and agree with each other that they will not exercise any such Cross Provisions. Purchaser agrees to inform any subsequent purchaser of the Fair Lawn Office Center Loan of the above referenced limitation.

        4. Distribution Rights. The definition of the term "Distribution Rights" is amended so that it reads as follows:

        "Distribution Rights" means all of Pipco
        Windsong, Inc.'s right, title and interest to limited partnership distributions and any other rights to payment under the Agreement




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        of Limited Partnership of East Sunland, L.P., dated March 27,
        1991, as amended on March 10, 1992, between East Sunrise Landing, Inc. and Pipco Windsong, Inc. less (x) sewer connection fees in an amount not to exceed $1,500 for each housing unit and (y) up to an aggregate of $170,000 for Pipco Parsippany's share of future site improvement costs. Bank agrees that the foregoing shall be the only deductions from the portion of the unit sales price payable to Pipco Windsong, Inc. pursuant to the provisions of the Agreement of Limited Partnership, as amended.

        5. Aberdeen Pavilion (Petris). The Schedules to the Asset Purchase Agreement are supplemented to incorporate the Schedules annexed hereto regarding the Asset designated as Aberdeen Pavilion (Petris). Pipco Spring Hill, Inc. is joining as a party to this Amendment for the purpose of assuming the obligations (including, without limitation, the representations and warranties contained therein) in the Purchase Agreement as amended hereby with respect to the Aberdeen Pavilion (Petris) Asset.

        6.  West Front Street.

        The Purchaser and Pipco MK, Inc. agree that, if a sale to Hovnanian is consummated within 90 days of Closing, Pipco MK, Inc. shall be entitled to an additional purchase price based on the following formula:

                 (i) If the net proceeds received are greater than $600,000 then Pipco MK, L.L.C. shall receive 25% of the Net Proceeds in excess of $600,000;

                (ii) If the net proceeds received are greater than $700,000 then Pipco MK, L.L.C. shall receive 30% of the Net Proceeds in excess of $600,000;

               (iii) If the net proceeds are greater than $800,000 then Pipco MK, L.L.C. shall receive 35% of the net proceeds in excess of $600,000.

        7. Miscellaneous. (a) This Agreement shall be construed according to and governed by the laws of the State of New Jersey.

                (b) Bank and the PIPCOs reaffirm that they are responsible for any and all transfer taxes assessed with respect to the Real Estate, whether or not paid or assessed at the Closing.

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                (c)  This Agreement and the Asset Purchase Agreement contain the entire agreement among the parties and shall supersede and take the place of any and all prior agreements entered into among the parties regarding the subject matter hereof.

                (d) This Agreement may be amended only by a written instrument signed by the parties hereto.

     8.  Prorations. The parties agree that notwithstanding the provisions of
Section 2.5 of the Asset Purchase Agreement, the closing prorations with respect to Strathmore Glen, 25 Broad, Coyle and Aberdeen Assets shall be settled by Sellers assigning, and the Bank does hereby assign, to Purchaser all monies in the possession and control of the manager's and receiver's of such Assets and all receivables relating to such Assets.

     9. Repairs. The parties agree that the applicable PIPCO's shall not be obligated to complete the repairs specified in clause (h) of Section 6.1 of the Asset Purchase Agreement. Nothing herein contained shall be deemed to release the Bank from its obligations under clause (e) of paragraph 2 hereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

                                        Purchaser
                                        ANJ PORTFOLIO, L.P.
                                        by: ANJ I, Corp., its general
                                            partner


                                        By: /s/ Erwin K. Aulis
                                            ---------------------------------

                                        Name:  Erwin K. Aulis
                                              -------------------------------

                                        Title: Vice President
                                               ------------------------------


                                        Seller
                                        UNITED JERSEY BANK


                                        By: /s/  Robert W. Eberhardt, Jr.
                                            ---------------------------------

                                        Name:  Robert W. Eberhardt, Jr.
                                        Title: Executive Vice President

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                                                             EXHIBIT (10)A(ii)


                                        PipAshley, Inc.

                                        By: /s/ Marc Sullivan
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------
                                        Piphyde Park, Limited

                                        By: /s/ Marc Sullivan
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------
                                        Pipgate Mill Properties, Ltd.

                                        By: /s/ Marc Sullivan
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------
                                        Pipco 121-123 Grand Avenues, Inc.

                                        By: /s/ Marc Sullivan
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------
                                        Pipco Carlstadt, Inc.

                                        By: /s/ Marc Sullivan
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------



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                                        Pipco Norte, Inc.


                                        By: /s/ Marc Sullivan
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        Pipco Mk, Inc.

                                        By: /s/ Marc Sullivan
                                            -----------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        PIPCO Oakland, Inc.

                                        By: /s/ Marc Sullivan
                                            -----------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        Pipco Parsippany, Inc.

                                        By: /s/ Marc Sullivan
                                            -----------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        Pipco Windsong, Inc.

                                        By: /s/ Marc Sullivan
                                            -----------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------


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                                        Pipco Spring Hill, Inc.

                                        By: /s/ Marc Sullivan
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------










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